SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2003

OraSure Technologies, Inc.

(Exact name of issuer as specified in charter)

DELAWARE	001-16537	36-4370966
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

220 East First Street

Bethlehem, Pennsylvania 18015-1360

(Address of principal executive offices)

(610) 882-1820

(Registrant’s telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit No.	Description
99	Press Release dated April 29, 2003, announcing financial results of OraSure Technologies, Inc. for the quarter ended March 31, 2003.

Item 9. Regulation FD Disclosure.

This Current Report on Form 8-K is being furnished pursuant to Item 12, “Results of Operations and Financial Condition,” in accordance with interim procedures promulgated by the Securities and Exchange Commission in Release No. 34-47583 issued March 27, 2003. See Item 12, “Results of Operations and Financial Condition” below, which is incorporated by reference.

Item 12. Results of Operations and Financial Condition.

On April 29, 2003, OraSure Technologies, Inc. issued a press release announcing its financial results for the quarter ended March 31, 2003. A copy of the press release is attached as Exhibit 99 to this Form 8-K and is incorporated herein by reference.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ORASURE TECHNOLOGIES, INC.

Date:	April 30, 2003	By:	/s/ JACK E. JERRETT
Jack E. Jerrett Senior Vice President, General Counsel and Secretary

Index to Exhibits

Exhibit No.	Description

Exhibit 99	Press Release dated April 29, 2003, announcing financial results of OraSure Technologies, Inc. for the quarter ended March 1, 2003.